                                                                   EXHIBIT 10.40

                               PURCHASE AGREEMENT

     THIS PURCHASE AGREEMENT ("Agreement") is made as of February 25, 1998 among
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Hilton Gaming (Switzerland County) Corporation, a Nevada corporation ("Seller"),
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Boomtown Hoosier, Inc., a Nevada corporation ("Purchaser") and Hollywood Park,
                                               ---------
Inc., a Delaware corporation ("Hollywood Park").
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                                R E C I T A L S

     A. Indiana Ventures, LLC is a limited liability company organized under the laws of the State of Nevada (the "Company"), with the authority to issue
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1000 Units consisting of 970 Voting Units and 30 Non-Voting Units (as Units,
Voting Units and Non-Voting Units are defined in the Operating Agreement, as amended, of the Company.) Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Operating Agreement.

     B.  Seller and Purchaser each own 485 Voting Units in the Company.

     C. Seller and Purchaser have reached an agreement for the sale by Seller and the purchase by Purchaser of Seller's Voting Units in the Company.

     D. Hollywood Park is the ultimate parent entity of Purchaser and in consideration of the agreements of Seller set forth herein has agreed to join in certain of the provisions of this Agreement.

     NOW, THEREFORE, in consideration of the mutual promises, covenants and representations hereinafter contained, and subject to the conditions hereinafter set forth, it is agreed as follows:

     1.  Sale.  Upon the terms and conditions set forth herein, Seller shall
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sell to Purchaser, and Purchaser shall purchase from Seller, 485 Voting Units
(the "Sold Units") in the Company, constituting all of Seller's Voting Units in the Company.

     2.  Purchase Price.  The sales price of the Sold Units (the "Purchase
         --------------                                           --------
Price") will be $750,000.00.  The Purchase Price shall be evidenced by a
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promissory note in the form of Exhibit A attached hereto and incorporated herein by reference (the "Promissory Note").
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     3.  Representations.
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     (a) Seller's Representations.  Seller represents and warrants to Purchaser
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that:

         (i) Seller is the owner of all of the Sold Units, free and clear of all liens and encumbrances.

         (ii) Seller has full power to transfer the Sold Units to Purchaser without obtaining the consent or approval of any person or governmental authority.

         (iii) This Agreement is the valid and binding obligation of Seller enforceable against Seller in accordance with its terms.
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     (b) Purchaser's Representations.  Purchaser and Hollywood Park represent
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and warrant to Seller that:

         (i) Purchaser has full power to purchase the Sold Units from Seller without obtaining the consent or approval of any person or governmental authority.

         (ii) This Agreement is the valid and binding obligation of Seller and Hollywood Park, enforceable against Purchaser and Hollywood Park in accordance with its terms.

     4.  As-Is Sale.  The parties acknowledge that Purchaser and Seller have
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been jointly responsible for management and operation of the Company and its business and as such Purchaser is fully informed as to the assets, rights, obligations and liabilities of the Company. Purchaser represents and warrants to Seller that Purchaser has independent knowledge regarding the Company and the Sold Units and Purchaser has entered into this Agreement based upon such personal knowledge, and not based upon any representation or warranty of Seller, except as specifically set forth in Section 3 above. Purchaser agrees that the Sold Units shall be transferred to Purchaser AS-IS and WITH ALL FAULTS, without warranty, express, implied or statutory, including any warranty of merchantability or fitness for a particular purpose excepting only those warranties specifically set forth in Section 3 above.

     5.  Costs: Indemnification.
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     (a) Costs.  Pursuant to the terms of the Operating Agreement, the Members
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agreed to make Initial Capital Contributions and, under certain circumstances, additional Capital Contributions, from time to time. Pursuant to the terms of a letter agreement (the "Letter Agreement") dated May 16, 1996 among Purchaser,
                       ----------------
Seller and Full House L.L.C. ("Full House"), Purchase and Seller agreed to fund
                               ----------
the Initial Capital Contributions and certain Additional Capital Contributions of Full House. Purchaser acknowledges that Seller has fully paid all of its Initial Capital Contributions and any additional Capital Contributions, together with its share of any Capital Contributions on behalf of Full House under the Letter Agreement, through February 25, 1998. Seller hereby assigns to Purchaser all of Seller's obligations under the Letter Agreement and Purchaser hereby assumes all of Seller's obligations and agrees that Purchaser shall be fully liable for funding any Capital Contributions thereunder. From and after the date hereof, Seller shall have no further obligation for any Capital Contributions pursuant to the Operating Agreement, the Letter Agreement or otherwise and Purchaser hereby assumes all liability with respect thereto.

     (b) Indemnity.  Purchaser and Hollywood Park agree to indemnify Seller,
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Seller's affiliates, its and their officers, directors, agents, employees, shareholders, and each of their successors and assigns (collectively, the "Indemnified Persons"), and to save and hold the Indemnified Persons harmless
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from and against any liability, obligation, loss, damage, penalty, cost and expense, suit, claim, action or demand, asserted against, or incurred by, the Indemnified Persons (including, without limitation, reasonable attorneys' fees and expenses) as a result of, under, arising from, or in connection with (a) a breach of this Agreement by Purchaser or Hollywood Park or (b) the Project, the Company, the Sold Units, the Letter Agreement or otherwise from and after the date of this Agreement.

     6.  Closing.  The closing of the purchase and sale of the Sold Units (the
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"Closing") shall occur concurrently with, and be effective as of the date of,
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this Agreement.  Concurrently with the execution of this Agreement, Seller shall execute and deliver to Purchaser an assignment transferring the Sold Units to Purchaser and Purchaser shall execute and deliver to Seller the Promissory Note. Promptly after the Closing Seller shall deliver to Purchaser all books, records, agreements, drawings, plans, aerial photographs and other documents and papers relating to the Project and belonging to the Company.

     7.  Miscellaneous.
         -------------

     (a) Notices.  Any and all notices and demands by any party hereto to any
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other party required or desired to be given hereunder shall be in writing and shall be validly given or made only if deposited in the United States mail, certified or registered, postage prepaid, return receipt requested or if made by Federal Express or other similar delivery service keeping records of deliveries and attempted deliveries or if sent by telecopy. Service by United States Mail or by Federal Express or other similar delivery service shall be conclusively deemed made on the first business day delivery is attempted or upon receipt, whichever is sooner. Service by telecopy shall be deemed made upon confirmed transmission. Any notice or demand to Seller shall be addressed c/o Bally's Park Place, Park Place and The Boardwalk, Atlantic City, New Jersey, Attention:
Wallace R. Barr. Any notice or demand to Purchaser shall be addressed c/o Boomtown, Inc., P.O. Box 399, Verdi, Nevada, 89839, Attention: Robert List. Any notice or demand to Hollywood Park shall be addressed c/o Boomtown, Inc., P.O. Box 399, Verdi, Nevada 89839, Attention: Robert List. The parties may change their address for the purpose of receiving notices or demands as herein provided by a written notice given in the manner aforesaid to the others, which notice of change of address shall not become effective, however, until the actual receipt thereof by the others.

     (b) Binding Effect.  This Agreement shall inure to the benefit of and be
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binding upon the parties hereto and their respective successors and assigns.

     (c) Partial Invalidity.  If any term, provision, covenant or condition of
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this Agreement, or any application thereof, should be held by a court of competent jurisdiction to be invalid, void or unenforceable by the laws applicable thereto, all provisions, covenants, and conditions of this Agreement, and all applications thereof, not held invalid, void or unenforceable, shall continue in full force and effect and shall in no way be affected, impaired or invalidated thereby.

     (d) Entire Agreement.  This Agreement contains the entire agreement between
         ----------------
the parties and cannot be changed or terminated orally.

     (e) Attorneys' Fees.  In the event any action or proceeding is commenced by
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any party against any other in connection herewith, including but not limited to any proceeding in bankruptcy, the prevailing party shall be entitled to recover from the other party all costs and expenses, including, without limitation, reasonable attorneys' fees and costs, incurred in such action or proceeding, including, but not limited to any proceeding in bankruptcy, in addition to any other relief awarded by the court.

     (f) Time of Essence.  Time is of the essence of this Agreement and all of
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the terms, provisions, covenants and conditions hereof.

     (g) Counterparts.  This Agreement may be executed in any number of
         ------------
counterparts, each of which when executed and delivered shall be an original, but all such counterparts shall constitute one and the same Agreement. The parties agree and intend that executed copies of this Agreement, transmitted from the parties to each other by facsimile machine, shall constitute original executed counterparts of this Agreement and such facsimile signatures shall have the same effect as original signatures.

     (h) Severability.  If any of the provisions of this Agreement shall be held
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by any court of competent jurisdiction to be unlawful, void or unenforceable for any reason as to any person or circumstances, such provision or provisions shall be deemed severable from and shall in no way affect the enforceability and validity of the remaining provisions of this Agreement.

     (i) Further Assurances.  In addition to the acts and deeds recited herein
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and contemplated to be performed, executed and/or delivered by either Seller or
Purchaser, Seller and Purchaser shall perform, execute and/or deliver or cause to be performed, executed and/or delivered at or prior to the Closing, or if necessary, after the Closing, any and all further acts, deeds and assurances as may, from time to time, be reasonably required to satisfy the conditions of this Agreement or to consummate the transactions contemplated in this Agreement and to confirm the transfer of the Shares from Seller to Purchaser. These obligations shall survive the Closing.

     (j) Governing Law.  Nevada law shall govern the validity, construction,
         -------------
performance and effect of this Agreement.

     (k) Interpretation.  This Agreement is an agreement between financially
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sophisticated and knowledgeable parties and is entered into by the parties in reliance upon the economic and legal bargains contained herein and shall be interpreted and construed in a fair and impartial manner without regard to such factors as the party who prepared (or caused the preparation of) this instrument or the relative bargaining power of the parties.

     IN WITNESS WHEREOF, the parties have entered into this Agreement effective the day and year above written.

"SELLER"                               "PURCHASER"

Hilton Gaming (Switzerland             Boomtown Hoosier, Inc.
County) Corporation

By:   /s/ Wallace R. Barr              By:   /s/ Robert F. List
    --------------------------------       --------------------------------
Name:   Wallace R. Barr                Name:   Robert F. List
      ------------------------------         ------------------------------
Title:   Executive Vice President      Title:   Secretary
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                                       "HOLLYWOOD PARK"

                                       Hollywood Park, Inc.

                                       By:   /s/ G. Michael Finnigan
                                           --------------------------------
                                       Name:   G. Michael Finnigan
                                             ------------------------------
                                       Title:   CFO
                                              -----------------------------



     The undersigned hereby consents to the transfer of the Sold Units to Purchaser and the assignment by Seller to Purchaser of all of Seller's obligations under the Letter Agreement, as defined above, and hereby releases Seller from any liability under the Letter Agreement.


FULL HOUSE L.L.C.

By:
    --------------------------------
Name:
      ------------------------------
Title:
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                                      -5-

                                   Exhibit A
                                   ---------

                                PROMISSORY NOTE
$750,000                       Las Vegas, Nevada                   July 14, 1998

     For valuable consideration, Boomtown Hoosier, Inc., a Nevada corporation ("Promisor"), does hereby promise to pay to the order of Hilton Gaming (Switzerland County) Corporation, a Nevada corporation ("Promisee"), the principal sum of Seven Hundred Fifty Thousand Dollars ($750,000.00), together with interest thereon, from date, at the rate of 8.5% per annum. The entire outstanding principal balance of this Note, together with accrued interest thereon, shall become due five (5) business days after the date on which Pinnacle Gaming Development Corporation, Hollywood Park, Inc., Boomtown, Inc., Promisor, or any affiliate of any of them, is awarded a Certificate of Suitability for riverboat gaming operations on the Ohio River for either of Switzerland County or Crawford County, Indiana.

     Both principal and interest are payable at the office of Promisee, in Las Vegas, Nevada, or at such place as the holder hereof may from time to time designate in writing. Promisor may prepay this Note in full or in part, at any time.

     Promisor and all others who may become liable for the payment of all or any part of this obligation do hereby severally waive presentment for payment, protest and demand, notice of protest, demand and dishonor, and nonpayment of this Note and expressly agree that the maturity of this Note or any payment hereunder may be extended from time to time, at the option of the holder hereof, without in any way affecting the liability of each.

     Promisor promises to pay all costs incurred in collection and/or enforcement of this Note or any part thereof or otherwise in connection herewith, including, but not limited to, reasonable attorneys' fees, and, in the event of court action, all costs and such additional sums and attorneys' fees as the court may adjudge reasonable.

     If any term, provision, covenant or condition of this Note, or any application thereof, should be held by a court of competent jurisdiction to be invalid, void, or unenforceable, all provisions, covenants and conditions of this Note and all applications thereof not held invalid, void or unenforceable, shall continue in full force and effect and shall in no way be affected, impaired or invalidated thereby.

     The laws of the State of Nevada shall govern the validity, construction, performance and effect of this Note. Any action to enforce Promisor's obligations hereunder may be brought in any court of competent jurisdiction in the State of Nevada, and Promisor hereby consents to the jurisdiction of Nevada courts over it.

Boomtown Hoosier, Inc.

By:
    --------------------------------
Name:
      ------------------------------
Title:
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